THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION THEREUNDER UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH SALE, ASSIGNMENT, OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                              E COM VENTURES, INC.

                      Subordinated Secured Convertible Note

$5,000,000                                                      December 9, 2004

            FOR VALUE RECEIVED, E Com Ventures, Inc., a Florida corporation (the
"Company"), hereby unconditionally promises to pay to the order of Stephen Nussdorf and Glenn Nussdorf (collectively, the "Holder"), on January 29, 2007 (the "Maturity Date"), in immediately available funds, the principal amount of Five Million Dollars ($5,000,000), and to pay interest on the unpaid principal amount hereof at the rate set forth in Section 4. All amounts owed hereunder shall be paid in lawful money of the United States of America. This Note is being issued in exchange for that certain Subordinated Secured Promissory Note issued as of March 9, 2004, by the Company's wholly-owned subsidiary,
Perfumania, Inc., a Florida corporation, to the Holder, in the principal aggregate amount of $5,000,000.

      This Note is subject to the following terms and conditions:

      1. SECURITY. This Note and the amounts payable hereunder, including principal and accrued interest, is secured by that Security Agreement between the Holder and the Company dated as of the date hereof ("Security Agreement").

      2. SUBORDINATION. This Note and the amounts payable hereunder, including principal and accrued interest shall be subordinate and junior to the Senior Bank Loans. For the purpose of this Note, "Senior Bank Loans" shall mean any and all obligations, liabilities and indebtedness of the Company to GMAC Commercial Credit LLC (the "Senior Lender"), and all obligations, liabilities and indebtedness in connection with any such refinancing of the indebtedness to the Senior Lender.

      3. PREPAYMENT. The outstanding principal balance of this Note may be prepaid by the Company at any time and from time to time, without premium or penalty of any kind or nature whatsoever.

      4. PAYMENTS OF INTEREST. The Company shall pay or cause to be paid to Holder interest on the unpaid principal amount hereof from time to time outstanding at a rate per annum equal to the then current Prime Rate plus one percent quarterly in arrears on the last day of each calendar quarter commencing on December 31, 2004 until this Note shall be paid in full. As used herein, the term "Prime Rate" shall mean for each calendar month the prime rate listed in the Wall Street Journal in the "Money Rates" column published on the date which is one Business Day (as defined below) prior to the beginning of such calendar month for such calendar month. If the Prime Rate cannot be determined in accordance with the preceding sentence, then the Company will notify Holder and instead determine the Prime Rate by using the rates offered to prime banks by Citibank, N.A. (but in all other respects in accordance with the preceding sentence). Interest shall be calculated on the basis a 360 day year based on the actual number of days elapsed.

            5. CONVERSION.

      (a) The Holder may convert all or any part of the then outstanding principal amount of this Note, plus accrued interest, into shares of the Common Stock, $.01 par value, (the "Common Stock"), of the Company at any time after issuance and prior to 5:00 pm (EST) on the Maturity Date, at an initial conversion price per share of $11.25 (the "Conversion Price"), the closing price of the Company's Common Stock on the date of this Note. No fractional shares of the Company's Common Stock will be issuable upon conversion of any part of this Note. In lieu of any fractional share, the Company will deliver the cash equivalent of such fractional share to the Holder, based upon the then current Market Price, as defined below, of such shares of Common Stock as of the date of any such conversion. Notwithstanding anything in this Note to the contrary, the per share Conversion Price and the number of shares of the Company's Common Stock purchasable and issuable upon conversion shall be adjusted from time to time as follows:

      (i) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by converting this Note, to purchase the kind and number of shares of stock or other securities or property (including cash) received upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been acquired upon conversion of this Note immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

      (ii) If and whenever the Company shall grant to all of the holders of its Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company shall concurrently therewith grant to the Holder of this Note all of such rights, warrants or options to which each such Holder would have been entitled if, on the date of determination of shareholders entitled to the rights, warrants or options being granted by the Company, such Holder were the holder of record of the number of whole shares of Common Stock then issuable upon conversion.

      (iii) In the event the Company shall issue additional shares of its Common Stock in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      (b) The term "Market Price" as used herein with respect to a share of Common Stock shall mean the reported closing sales price, or, if there was no closing sales price on such day, then the average of the reported closing bid and asked prices, in either case, on the principal securities exchange on which the Common Stock is then listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the average of the closing bid and asked prices in the over-the-counter market, as reported by Nasdaq or any other inter-dealer quotation system or exchange, or as furnished by any New York Stock Exchange member firm selected from time to time by the Company for such purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Company in good faith.

      (c) The Company shall deliver a certificate or certificates for that number of shares of the Company's Common Stock issuable on conversion as soon as practicable after surrender of this Note for conversion, but the person or persons to whom such certificates are issuable shall be considered the holder of record of such shares from the time this Note is surrendered. Except as described above, this Note is not otherwise convertible into any other shares of the Company's Common Stock. The Company has not and shall not be required to establish any sinking fund for the repayment of this Note. Prior to the issuance of any shares of Common Stock upon conversion hereof, the holder of this Note hereby agrees to provide the Company with any and all documentation requested by the Company, including any representations, regarding the issuance of said shares of Common Stock with respect to any conversion.

      6. PAYMENTS. Any payment hereunder which is stated to be due on a day which is not a Business Day shall be made on the next succeeding Business Day (and interest shall accrue for such extension of time). "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banks in New York are authorized or required by law to be closed.

      7. DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (each an "Event of Default") hereunder:

      (i) if the Company becomes insolvent or makes an assignment for the benefit of creditors;

      (ii) if there shall be filed by or against the Company any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or any proceeding shall be commenced with respect to the Company under any insolvency, readjustment of debt, reorganization, dissolution, liquidation or similar law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity), provided that in the case of any involuntary filing or the commencement of any involuntary proceeding against the Company such proceeding or petition shall have continued undismissed and unvacated for 30 days; or

      (iii) if any petition or application to any court or tribunal, at law or in equity, shall be filed by or against the Company for the appointment of any receiver or Company for the Company or any material part of the property of the Company, provided that in the case of any involuntary filing against the Company, such proceeding or appointment shall have continued undismissed and unvacated for 30 days; or

      (iv) if the Company shall fail for any reason to make any payment of principal and/or interest hereunder within 10 business days after such payment is due; or

      (v) if the Company shall fail for any reason to make any payment of principal and interest under any Senior Bank Loan, within 30 days after such payment is due.

      8. REMEDIES UPON DEFAULT; DEFAULT INTEREST.

      (i) If any Event of Default shall occur for any reason, then and in any such event, in addition to all rights and remedies of the Holder under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the Holder may, at its option, declare any or all amounts owing under this Note to be due and payable, whereupon the then unpaid balance hereof, together with all accrued and unpaid interest thereon, shall forthwith become due and payable.

      (ii) Upon the occurrence of an Event of Default, or upon the maturity hereof (by demand, acceleration or otherwise), the principal and any accrued but unpaid interest owing on said principal sum (the "Obligations") shall bear interest from the date of occurrence of such Event of Default or such maturity until collection (including any period of time occurring after judgment), at the "Default Rate," being the lower of (A) the highest rate allowed by applicable law, or (B) a simple interest rate per annum equal to 3% above the Prime Rate in effect on the date of maturity (acceleration or otherwise). All default interest charges (X) shall be in addition to, and not in lieu of, any other remedy available to Holder; (Y) shall be added to the Obligations and secured by the Security Agreement, and (Z) shall not be construed as an agreement or privilege to extend the date of the payment of the Obligations, nor as a waiver of any other right or remedy accruing to Holder by reason of the occurrence of any Event of Default.

      9. LOST, STOLEN, MUTILATED OR DESTROYED NOTE. If this Note shall be mutilated, lost, stolen, or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen, or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen, or destroyed but only upon receipt of evidence (which may consist of a signed affidavit of the Holder) of such loss, theft, or destruction of such Note, and of the ownership thereof, and indemnity all reasonably satisfactory to the Company.

      10. OTHER MATTERS

      (a) SALE OF NOTE; ASSIGNMENT. This Note is negotiable, and this Note may be sold, assigned, transferred or conveyed, by pledge or otherwise, without the prior written consent of the Company.

      (b) MODIFICATION; WAIVER. This Note may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and the Holder. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or hereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. Any waiver must be in writing. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

      (c) NOTICES. Any notice required or permitted to be given hereunder ("Notices") shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or by fax, as follows: (i) if to the Company: 251 International Parkway, Sunrise, Florida 33325, Attn: A Mark Young, fax no. (954) 335-9179, with a copy to: Akerman Senterfitt, One Southeast Third Avenue, 28th Floor, Miami, Florida 33131-1714.
Attn: Alan Aronson, fax no. 305 374 5095 ; and (ii) if to the Holder: 2090 Ninth Avenue, Ronkonkoma, New York 11779, Attn: Fred Paliani, fax no. 631-396 2440, with copy to Edwards & Angell, LLP, 750 Lexington Avenue, New York, New York, 10022 Attn: Patricia Kantor, fax no. (212) 408-4844, or such other address as the either party hereto may designate by Notice to the other.

      (d) SEVERABILITY. If any provision of this Note is invalid, illegal, or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. The rate of interest on this Note is subject to any limitations imposed by applicable usury laws.

      (e) HEADINGS. The headings in this Note are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Note.

      (f) GOVERNING LAW. This Note shall be governed by and construed in all respects under the laws of the State of Florida, without reference to its conflict of laws, rules or principles.

      (g) SAVING CLAUSE. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Company is permitted by law to contract or agree to pay. If by the terms of this Note, the Company is at any time required or obligated to pay interest on the principal balance due hereunder, at a rate in excess of such maximum rate, the interest rate shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder notwithstanding the other provisions hereof.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by the undersigned officer thereunto duly authorized.


                                               E COM VENTURES, INC.


                                               By:/s/ Michael W. Katz
                                                  -------------------
                                                  Michael W. Katz
                                                  Chief Executive Officer

                               SECURITY AGREEMENT

      SECURITY AGREEMENT (the "AGREEMENT") made and entered into as of December 9, 2004, by and between E Com Ventures, Inc., a Florida corporation ("DEBTOR"), and Stephen Nussdorf and Glenn Nussdorf (collectively "SECURED PARTY").

                                 R E C I T A L S

            A. Debtor has executed a Subordinated Secured Convertible Note of even date herewith, payable to the order of the Secured Party.

            B. As a condition precedent to Secured Party's acceptance of the Note, Grantor grants the security interests and undertakes the obligations contemplated by this Agreement.

      NOW, THEREFORE, in consideration of the premises and to induce Secured Party to accept the Note in exchange for that certain Subordinated Secured Demand Note, dated as of March 9, 2004, issued by the Debtor's wholly-owned subsidiary, Perfumania, Inc., a Florida corporation, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

      1. GRANT OF SECURITY INTEREST. As security for the payment and performance when due of the Obligations, Debtor does hereby assign and transfer unto Secured Party, and does hereby grant to Secured Party a continuing security interest in, all of Debtor's right, title and interest in, to and under all of the following, whether now existing or hereafter acquired: all of Debtor's assets and properties, whether tangible or intangible, including without limitation, Debtor's Accounts, Inventory, Goods, General Intangibles, Chattel Paper, Documents and Instruments, and all Proceeds and products of any and all of the foregoing (collectively, the "COLLATERAL").

      2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. Debtor represents, warrants and covenants as follows:

      (a) No Liens. Debtor is, and as to Collateral acquired by it after the date hereof will be, the owner of such Collateral free from any Liens, other than Permitted Liens, and Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same of any interest therein adverse to Secured Party. Debtor will, at its own expense, take such action as may be necessary duly to discharge any such Lien if the same shall arise at any time.

      (b) Chief Executive Office; Records. The chief executive office of Debtor is located at 251 International Parkway, Sunrise, Florida. The originals or copies of all documents evidencing the Collateral and the account and records of Debtor relating thereto are, and will continue to be, maintained at, and controlled and directed from, such chief executive office or at such new locations as Debtor may establish in accordance with this Section 2(b). Debtor shall not establish a new location for such chief executive office until it has given to Secured Party not less than thirty (30) days' prior written notice of its intention so to do, describing such new location and providing such other information in connection therewith as Secured Party may reasonably request.

      (c) Further Actions. Upon written request from Secured Party, Debtor will provide Secured Party with copies of such lists of and reports with respect to the Collateral as Debtor furnishes from time to time to the holder(s) of any Senior Lien. In addition, Debtor will, upon the request of Secured Party, execute and/or deliver to Secured Party from time to time such instruments, and take such further steps relating to the Collateral and the property or rights covered by the security interest hereby granted, which Secured Party may reasonable request to establish and maintain a valid, enforceable security interest in the Collateral as provided herein or to perfect, preserve or protect its security interest in the Collateral, all in accordance with the Uniform
Commercial Code or any other relevant law. Debtor authorizes Secured Party to file any such financing statements without the signature of Debtor.

      3. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.

      (a) Remedies: Obtaining the Collateral Upon Default. Subject to the rights of the holder(s) of any Senior Lien, Debtor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, Secured Party, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code and may:
(i) personally, or by agents or attorneys, take possession of the Collateral or any part thereof, from Debtor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Debtor's premises where any of the Collateral is located and remove the same; and (ii) instruct the obligor or obligors on any instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument directly to Secured Party; and (iii) sell, assign or otherwise liquidate, or direct Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation.

      (b) Remedies; Disposition of Collateral. Subject to the rights of the holder(s) of any Senior Lien, any Collateral repossessed by Secured Party pursuant to Section 3(a), and any other Collateral whether or not so repossessed by Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to Debtor specifying the time at which such disposition is to be made. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to Debtor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction after publication of notice of such action not less than 10 days prior thereto in accordance with applicable law.

      (c) Application of Proceeds. Subject to the rights of the holder(s) of any Senior Lien, the proceeds of any Collateral disposed of by Secured Party pursuant to Section 3(b) shall be applied as follows: first, to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by Secured Party in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral; next, to the payment of the Obligations in the following order of priority: (i) all interest accrued and unpaid; (ii) the principal amount owing on the Note; and (iii) all other Obligations then owing; and any surplus then remaining shall be paid to Debtor, subject, however, to the rights of the holder of any then existing Lien of which Secured Party has actual notice.

      (d) Remedies Cumulative. No failure or delay on the part of Secured Party in exercising any right, power or privilege hereunder and no course of dealing between Debtor and Secured Party or the holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which Secured Party would otherwise have.

      (e) Power of Attorney. Debtor hereby constitutes and appoints Secured Party its true and lawful attorney, with full power after the occurrence of an Event of Default and for so long as the same shall be continuing (in the name of Debtor or otherwise), to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to Debtor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Secured Party may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

      4. INDEMNITY. Debtor agrees to indemnify, reimburse and hold Secured Party harmless from any and all losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) which may be imposed on, asserted against or incurred by Secured Party in connection with the creation, preservation or protection of Secured Party's Liens on, and security interest in, the Collateral, including, without limitation, in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and Secured Party's interest therein, whether through judicial proceedings or otherwise. The indemnity obligations of Debtor contained in this Section 4 shall constitute Obligations secured by the Collateral and shall continue in full force and effect notwithstanding the full payment of the Note and all of the other Obligations.

      5. DEFINITIONS. The following terms shall have the meaning herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

      "ACCOUNTS," "CHATTEL PAPER," "DOCUMENTS," "GOODS," "GENERAL INTANGIBLES," "INSTRUMENTS," "INVENTORY" and "PROCEEDS" shall have the meanings assigned to such terms in the Uniform Commercial Code.

      "EVENT OF DEFAULT" shall mean the occurrence of any of the following events: (a) a "Default" (as such term is defined in the Note) shall have occurred and be continuing, (b) any representation or warranty made by Debtor herein shall prove to have been false or incorrect in any material respect at the time made; or (c) Debtor shall fail to perform or observe any other covenant or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof from Secured Party to Debtor.

      "LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim of any nature whatsoever.

      "NOTE" shall mean the Subordinated Secured Convertible Note of Debtor to Secured Party dated the date hereof, in the original principal amount of Five Million Dollars ($5,000,000).

      "OBLIGATIONS" shall mean: (a) the indebtedness of Debtor to Secured Party pursuant to the Note; (b) all sums advanced by Secured Party to preserve the Collateral or its security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of the Note or this Agreement after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by Secured Party of its rights hereunder.

      "PERMITTED LIENS" shall mean (i) the Lien created hereby in favor of Secured Party, (ii) the first priority security interest in favor of any Senior Lender and a second priority security interest in favor of Parlux Fragrances, Inc. (collectively, "SENIOR LIENS"), (iii) Liens for taxes either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings diligently pursued and (iv) materialmen's, mechanics', workmen's, landlord's, employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings diligently pursued.

      "SENIOR LENDER" shall mean GMAC Commercial Finance LLC and any other bank or lending institution that extends credit to Debtor on or after the date hereof in connection with the refinancing of Debtor's indebtedness to GMAC Commercial Finance LLC or any other Senior Lender.

      "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of Florida and in any other applicable jurisdiction.

      6. MISCELLANEOUS.

      (a) Governing Law. This Agreement and its validity, construction and performance shall be governed in all respects by the internal laws of the State of Florida (without reference to the conflict of laws provisions or principles thereof).

      (b) Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by either party hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

      (c) Amendment; Waiver. This Agreement shall not be changed, modified or amended in any respect except by the mutual written agreement of the parties hereto. Any provision of this Agreement may be waived in writing by the party which is entitled to the benefits thereof. No waiver of any provision of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver.

      (d) Notices. Any notice required or permitted to be given hereunder ("Notices") shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or by fax, as follows: (i) if to the Company: 251 International Parkway, Sunrise, Florida 33325, Attn: A. Mark Young, fax no. (954) 335-9179, with a copy to: Akerman Senterfitt, One Southeast Third Avenue, 28th Floor, Miami, Florida 33131-1714.
Attn: Alan Aronson, fax no. 305 374 5095; and (ii) if to the Secured Party: 2090 Ninth Avenue, Ronkonkoma, New York 11779, Attn: Fred Paliani, fax no. 631-396-2440, with copy to Edwards & Angell, LLP, 750 Lexington Avenue, New York, New York, 10022 Attn: Patricia Kantor, fax no. (212) 408-4844, or such other address as the either party hereto may designate by Notice to the other.

      (e) Obligations Absolute. The obligations of Debtor hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note, or any assignment or transfer thereof; any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Note or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect hereof or the Note; the furnishing of additional security to Secured Party or any acceptance thereof or the sale, exchange, release, surrender or realization of or upon any security by Secured Party; or any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

      (f) Debtor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that Debtor shall remain liable to perform all of the obligations assumed by it with respect to the Collateral and Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or with respect to any Collateral.

      (g) Severability. Any term or provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      (h) Headings. The captions, headings and titles herein are for convenience
of  reference   only  and  shall  not  effect  the   construction,   meaning  or
interpretation of this Agreement or any term or provision hereof.

      (i) Counterparts. This Agreement may be executed through the use of one or more counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement, notwithstanding that all parties are not signatories to the same counterpart.

      (j) Entire Agreement. This Agreement merges and supersedes any and all prior agreements, understandings, discussions, assurances, promises, representations or warranties among the parties with respect to the subject matter hereof, and contains the entire agreement among the parties with respect to the subject matter hereof.

      (k) Termination; Release. When all Obligations have been paid in full, this Agreement shall terminate, and Secured Party, at the request and expense of Debtor, will execute and deliver to Debtor the proper instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in possession of Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the day and year first written above.


                                              E COM VENTURES, INC.


                                              By: /s/ Michael W. Katz
                                                  ------------------------------
                                                  Name: Michael W. Katz
                                                        ------------------------

                                                  Title: Chief Executive Officer
                                                         -----------------------



                                             -----------------------------------
                                                  Stephen Nussdorf

                                             -----------------------------------
                                                  Glenn Nussdorf